Exhibit 99.1
1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

First Quarter Fiscal 2024 Financial Results

•
Net Sales $43.4 Million
•
Gross Margin 45.4% (+180 Basis Points)
•
Traditional Channel Sales $25.0 Million – E-Commerce Channel Sales $18.4 Million
•
Operating Cash Flow of $5.2 Million

COLUMBIA, Mo., September 7, 2023 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the first quarter of fiscal 2024 ended July 31, 2023.

First Quarter Fiscal 2024 Financial Highlights

•
Quarterly net sales were $43.4 million, a decrease of $231,000, or (0.5%), compared with net sales of $43.7 million for the comparable quarter last year. Traditional channel net sales increased 8.4%, while e-commerce net sales declined 10.6%. Compared with pre-COVID levels in fiscal 2020, quarterly net sales increased 30.8%.
•
Quarterly gross margin was 45.4%, an increase of 180 basis points, compared with quarterly gross margin of 43.6% for the comparable quarter last year.
•
Quarterly GAAP net loss was $4.1 million, or ($0.31) per diluted share, compared with a GAAP net loss of $5.7 million, or ($0.42) per diluted share, for the comparable quarter last year.
•
Quarterly non-GAAP net income was $98,000, or 0.01 per diluted share, compared with non-GAAP net income of $84,000, or $0.01 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, technology implementation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly Adjusted EBITDAS was $1.1 million, or 2.6% of net sales, compared with $1.4 million, or 3.2% of net sales, for the comparable quarter last year. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Brian Murphy, President and Chief Executive Officer, said, “I am pleased with our first quarter fiscal 2024 results, which reflected solid execution in sales, profitability, and capital management, combined with ongoing progress against our long-term strategic objectives. Net sales were generally flat compared with the prior year, a result that met our expectations and reflected growth of nearly 31% over our pre-pandemic first quarter of fiscal 2020. Our shooting sports category saw a slight decline in net sales compared with the prior year, reflecting ongoing industry trends in that space, and was offset by a slight increase in our outdoor lifestyle category, which reflected the strength of our brands in this growing part of our business. We continued to benefit from our strategy to intentionally place our brands where consumers expect to find them, whether online or in-store. While e-commerce net sales declined in the quarter, traditional channel net sales growth was strong, supported by new product introductions in hunting and fishing under our BOG and BUBBA brands.

“Innovation is our core strength and a key element in our long-term growth strategy. Our Dock & Unlock™ process fuels that innovation. In the first quarter, we officially launched our new BUBBA tournament-grade Pro Series Smart Fish Scale (BUBBA Pro SFS™) and accompanying app, our first entry into the large, underserved, ‘catch and release’ market. Since its launch in May, the BUBBA Pro SFS™ was awarded ‘Best Cutlery, Hand Pliers and Tools’ at ICAST® 2023, the world’s largest sportfishing tradeshow, and was named the official scale of Major League Fishing beginning with the 2024 Bass Pro Tour season. This is just one of many exciting and innovative new products resulting from our Dock & Unlock™ process that, we believe, will fuel our future growth.”

Andrew Fulmer, Chief Financial Officer, said, “In the first quarter of fiscal 2024, we further strengthened our balance sheet, generated strong operating cash flow and free cash flow, and continued to demonstrate effective capital deployment. We generated operating cash flow of $5.2 million in the quarter, paid down the remaining $5.0 million on our $75.0 million expandable line of credit, and repurchased $2.3 million of our stock. We ended the first quarter with a cash balance of $18.7 million and zero debt.”

“Turning to our outlook, we believe our brands remain well positioned to capitalize on positive, long-term consumer outdoor participation trends. As a result, we continue to believe that our net sales for fiscal 2024 could exceed fiscal 2023 net sales by as much as 3.5%. We also believe our solid financial position enables us to continue investing in our business, returning capital to our stockholders, and addressing the exciting growth opportunities we have identified for our company,” concluded Fulmer.

Conference Call and Webcast

The Company will host a conference call and webcast today, September 7, 2023, to discuss its first quarter fiscal 2024 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 630-1956 and ask to join the American Outdoor Brands call. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at www.aob.com, under the Investor Relations section.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) acquisition costs, (v) stockholder cooperation agreement costs, (vi) income tax adjustments, (vii) interest expense, (viii) income tax expense, and (ix) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and defense products, for rugged outdoor enthusiasts. The Company produces innovative, top quality products under its brands BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our strategy to intentionally place our brands where consumers expect to find them, whether online or in-store; our belief that innovation is our core strength and a key element in our long-term growth strategy; our belief that our Dock & Unlock process fuels our innovation; our belief that our Dock & Unlock™ process will fuel our future growth; our belief that our brands remain well positioned to capitalize on positive, long-term consumer outdoor participation trends; our continued belief that our net sales for fiscal 2024 could exceed fiscal 2023 net sales by as much as 3.5%; and our belief that our solid financial position enables us to continue investing in our business, returning capital to our stockholders, and addressing the exciting growth opportunities we have identified for our company. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	July 31, 2023	April 30, 2023
	(Unaudited)
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$18,711	$21,950
Accounts receivable, net of allowance for credit losses of $131 on July 31, 2023 and $125 on April 30, 2023	23,572	26,846
Inventories	104,913	99,734
Prepaid expenses and other current assets	7,917	7,839
Income tax receivable	1,210	1,251
Total current assets	156,323	157,620
Property, plant, and equipment, net	9,101	9,488
Intangible assets, net	49,229	52,021
Right-of-use assets	23,917	24,198
Other assets	579	260
Total assets	$239,149	$243,587
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$15,589	$11,544
Accrued expenses	9,802	8,741
Accrued payroll, incentives, and profit sharing	2,874	1,813
Lease liabilities, current	918	904
Total current liabilities	29,183	23,002
Notes and loans payable	—	4,623
Lease liabilities, net of current portion	23,833	24,064
Other non-current liabilities	18	34
Total liabilities	53,034	51,723
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,542,812 shares issued and 13,060,823 shares outstanding on July 31, 2023 and 14,447,149 shares issued and 13,233,151 outstanding on April 30, 2023	15	14
Additional paid in capital	273,415	272,784
Retained deficit	(66,488)	(62,375)
Treasury stock, at cost (1,481,989 shares on July 31, 2023 and 1,213,998 shares on April 30, 2023)	(20,827)	(18,559)
Total equity	186,115	191,864
Total liabilities and equity	$239,149	$243,587

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months Ended July 31,
	2023	2022
	(Unaudited)
Net sales	$43,445	$43,676
Cost of sales	23,726	24,637
Gross profit	19,719	19,039
Operating expenses:
Research and development	1,599	1,756
Selling, marketing, and distribution	12,054	11,780
General and administrative	10,151	11,064
Total operating expenses	23,804	24,600
Operating loss	(4,085)	(5,561)
Other income, net:
Other income, net	39	241
Interest expense, net	(12)	(186)
Total other income, net	27	55
Loss from operations before income taxes	(4,058)	(5,506)
Income tax expense	55	189
Net loss	$(4,113)	$(5,695)
Net loss per share:
Basic	$(0.31)	$(0.42)
Diluted	$(0.31)	$(0.42)
Weighted average number of common shares outstanding:
Basic	13,190	13,443
Diluted	13,190	13,443

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended July 31,
	2023	2022
	(In thousands)
Cash flows from operating activities:
Net loss	$(4,113)	$(5,695)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,969	4,162
Provision for credit losses on accounts receivable	6	7
Stock-based compensation expense	932	714
Changes in operating assets and liabilities:
Accounts receivable	3,268	4,952
Inventories	(5,179)	1,045
Accounts payable	4,115	277
Accrued liabilities	2,122	1,798
Other	45	(2,192)
Net cash provided by operating activities	5,165	5,068
Cash flows from investing activities:
Payments to acquire patents and software	(267)	(1,392)
Payments to acquire property and equipment	(569)	(218)
Net cash used in investing activities	(836)	(1,610)
Cash flows from financing activities:
Payments on notes and loans payable	(5,000)	(5,170)
Payments to acquire treasury stock	(2,268)	—
Cash paid for debt issuance costs	—	(88)
Payment of employee withholding tax related to restricted stock units	(300)	(252)
Net cash used in financing activities	(7,568)	(5,510)
Net decrease in cash and cash equivalents	(3,239)	(2,052)
Cash and cash equivalents, beginning of period	21,950	19,521
Cash and cash equivalents, end of period	$18,711	$17,469
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$117	$161
Income taxes	$13	$32

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended July 31,
	2023	2022
GAAP and non-GAAP gross profit	$19,719	$19,039

GAAP operating expenses	$23,804	$24,600
Amortization of acquired intangible assets	(2,960)	(3,075)
Stock compensation	(932)	(714)
Technology implementation	(293)	(769)
Acquisition costs	—	(47)
Stockholder cooperation agreement costs	—	(1,010)
Non-GAAP operating expenses	$19,619	$18,985

GAAP operating loss	$(4,085)	$(5,561)
Amortization of acquired intangible assets	2,960	3,075
Stock compensation	932	714
Technology implementation	293	769
Acquisition costs	—	47
Stockholder cooperation agreement costs	—	1,010
Non-GAAP operating income	$100	$54

GAAP net loss	$(4,113)	$(5,695)
Amortization of acquired intangible assets	2,960	3,075
Stock compensation	932	714
Technology implementation	293	769
Acquisition costs	—	47
Stockholder cooperation agreement costs	—	1,010
Income tax adjustments	26	164
Non-GAAP net income	$98	$84

GAAP net loss per share - diluted	$(0.31)	$(0.42)
Amortization of acquired intangible assets	0.22	0.23
Stock compensation	0.07	0.05
Technology implementation	0.02	0.06
Acquisition costs	—	—
Stockholder cooperation agreement costs	—	0.07
Income tax adjustments	—	0.01
Non-GAAP net income per share - diluted (a)	$0.01	$0.01

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended July 31,
	2023	2022
GAAP net loss	$(4,113)	$(5,695)
Interest expense	12	186
Income tax expense	55	189
Depreciation and amortization	3,945	4,162
Stock compensation	932	714
Technology implementation	293	769
Acquisition costs	—	47
Stockholder cooperation agreement costs	—	1,010
Non-GAAP Adjusted EBITDAS	$1,124	$1,382